UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Resolute Holdings Management, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42458	33-1246734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 5B New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 256-8405

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RHLD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed by Resolute Holdings Management, Inc. (the “Company,” “we” or “us”), on January 12, 2026, GPGI, Inc., a Delaware corporation (f/k/a CompoSecure, Inc.) (“GPGI”) and the parent of our managed company, GPGI Holdings, L.L.C. (f/k/a CompoSecure Holdings, L.L.C.) (“GPGI Holdings”), together with certain of its subsidiaries, completed its previously announced combination with Husky Technologies Limited (“Husky,” and the combination therewith, the “Husky Combination”).

On January 13, 2026, the Company filed a Current Report on Form 8-K reporting the Husky Combination and related matters (the “Original Report”), which included disclosure under Item 2.01 of Form 8-K and related financial statements under Item 9.01(b) of Form 8-K, due to the requirement of the Company’s current accounting presentation that the Company’s financial statements consolidate the results of GPGI Holdings. Accordingly, this Current Report on Form 8-K/A amends the Original Report to provide the pro forma financial information required under Item 9.01(b) of Form 8-K. The historical financial information of Husky required under Item 9.01(a) was previously filed on March 12, 2026 with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Original Report (including the exhibits thereto).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The historical financial information of Husky required under Item 9.01(a) was previously filed on March 12, 2026 as Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company and Husky at and for the fiscal year ended December 31, 2025, and the notes related thereto, is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

The unaudited pro forma consolidated financial information has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Husky would have achieved had GPGI and Husky combined at and during the periods presented in the unaudited pro forma consolidated financial information, and is not intended to project the future results of operations that the combined company may achieve following the Husky Combination.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 30, 2026

RESOLUTE HOLDINGS MANAGEMENT, INC.

By:	/s/ Kurt Schoen
	Name:	Kurt Schoen
	Title:	Chief Financial Officer